VOYA PARTNERS, INC.

VY® Pioneer High Yield Portfolio

(the “Portfolio”)

Supplement dated November 27, 2018

to the Portfolio’s Initial Class, Service Class and Service 2 Class Prospectus

and related Statement of Additional Information, each dated May 1, 2018

On November 16, 2018, the Portfolio’s Board of Directors (“Board”) approved a proposal to reorganize VY® Pioneer High Yield Portfolio (“Merging Portfolio”) with and into the following “Surviving Portfolio” (the “Reorganization”):

Merging Portfolio	Surviving Portfolio
VY® Pioneer High Yield Portfolio	Voya High Yield Portfolio

The proposed Reorganization is subject to approval by the shareholders of the Merging Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Merging Portfolio’s shareholders on or about June 3, 2019, and a shareholder meeting is scheduled to be held on or about July 23, 2019. The Merging Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about August 23, 2019 (“Closing Date”).

If shareholders of the Merging Portfolio approve the Reorganization, from the close of business on July 26, 2019 through the close of business on August 23, 2019, the Merging Portfolio will be in a “transition period” during which time a large portion of the Merging Portfolio’s assets may be in temporary investments. During this time, the Merging Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Merging Portfolio’s shareholders will hold shares of the Surviving Portfolio. For more information regarding the Surviving Portfolio, please contact a Shareholder Services representative at (800) 366-0066 or your financial professional.

In addition, the Portfolio’s Board approved a proposal to dissolve Class S2 shares of VY® Pioneer High Yield Portfolio on or about November 26, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE